8-K
Rosetta Resources Inc. filed this Form 8-K on 01/23/07

                                                                                                   UNITED STATES
                                                                             SECURITIES AND EXCHANGE COMMISSION
                                                                                              Washington, D.C. 20549

                                                                                  FORM 8-K

                                                                                                      Current Report
                                                            Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934.

                                                                                          Date of Report: January 22, 2007
                                                                                           (Date of earliest event reported)

                                                                           Rosetta Resources Inc.
                                                                             (Exact name of registrant as specified in its charter)

                                                            DE                                          000-51801                            43-2083519
                                            (State or other jurisdiction             (Commission File Number)             (IRS Employer
                                                 of incorporation)                                                                      Identification Number)

                                                                       717 Texas, Suite 2800                                 77002
                                                           (Address of principal executive offices)                (Zip Code)

                                                                                                         7133354000
                                                                             (Registrant's telephone number, including area code)

                                                                                                    Not Applicable
                                                                     (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On January 22, 2007, the Registrant issued a press release providing an operations update with revised estimates and announcing the date and time of its year end 2006 Earnings
Conference Call. The text of the release is attached as Exhibit 99.1.

The press release is furnished as Exhibit 99.1 to this Current Report. Exhibit 99.1 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of
1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
None
(b) Pro forma financial information:
None
(c) Shell company transactions:
None
(d) Exhibits
99.1 Press Release of Rosetta Resources Inc. dated January 22, 2007.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 23, 2007
ROSETTA RESOURCES INC.

By: /s/ Michael J. Rosinski
Michael J. Rosinski
Executive Vice President & Chief Financial Officer

                                                                                                 Exhibit Index

                                                           Exhibit No.                                                                 Description

                                                              99.1                                  Press Release of Rosetta Resources Inc. dated January 22, 2007